SHARE-BASED PAYMENTS (Tables)	6 Months Ended
Jun. 30, 2018
SHARE-BASED PAYMENTS
Schedule of information on options granted

	Number of options granted
	According to the Award Plan			Exercise	Fair value of
	of the Company			price for 1	options on date of
	Other than			ordinary	grant in U.S.$
Date of Grant	to directors (1)	To directors (1),(2)	Total	share ($)	thousands (3)
January 2018	1,455,000	—	1,455,000	0.56	433
March 2018	3,210,000	—	3,210,000	0.65	808
May 2018	—	500,000	500,000	0.65	111
	4,665,000	500,000	5,165,000		1,352

1)

The options will vest as follows: for directors and employees of the Company and the Company's subsidiary who had provided services exceeding one year as of the grant date, options will vest in 16 equal quarterly installments over a four-year period. For employees of the Company and the Company's subsidiary who had not provided services exceeding one year as of the grant date, the options will vest as follows: 1/4 of the options will vest one year following the grant date and the rest over 12 equal quarterly installments. During the contractual term, the options will be exercisable, either in full or in part, from the vesting date until the end of 10 years from the date of grant.

The options include both options exercisable into the Company's ordinary shares and options exercisable into the Company's ADSs.

2)

The general meeting of the Company’s shareholders held on May 2, 2018 (the “May 2018 AGM”), subsequent to approval of the Company’s BoD, granted 500,000 options under the Company’s stock options plan to the Company's Chief Executive Officer.

The fair value of the options was computed using the binomial model and the underlying data used was mainly the following: price of the Company's ordinary share: $0.48-$0.55, expected volatility: 50.99%-57.96%, risk-free interest rate: 2.65%-2.97% and the expected term was derived based on the contractual term of the options, the expected behavior and expected post-vesting forfeiture rates.